Decoding Biology To Radically Improve Lives FEBRUARY 2025

This presentation of Recursion Pharmaceuticals, Inc. (“Recursion,” “we,” “us,” or “our”) and any accompanying discussion contain statements that are not historical facts may be considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” or words of similar meaning and include, but are not limited to, statements regarding Recursion’s OS industrializing first- and best-in-class drug discovery; the occurrence or realization of potential milestones; current and future preclinical and clinical studies, including timelines for enrollment in studies, data readouts, and progression toward IND-enabling and other potential studies; advancements of its pipeline, partnerships, and data strategies; Recursion’s plans to present clinical trial data at medical conference or in publications; the potential size of the market opportunity for our drug candidates; outcomes and benefits from licenses, partnerships and collaborations, including option exercises by partners and the amount and timing of potential milestone payments; outcomes and benefits expected from the Large Language Model-Orchestrated Workflow Engine (LOWE); the initiation, timing, progress, results, and cost of our research and development programs; advancements of our Recursion OS; the potential for additional partnerships and making data and tools available to third parties; our ability to identify viable new drug candidates for clinical development and the accelerating rate at which we expect to identify such candidates including our ability to leverage the datasets acquired through the license agreement into increased machine learning capabilities and accelerate clinical trial enrollment; and many others. Other important factors and information are contained in Recursion’s most recent Annual Report on Form 10-K and the Company’s other filings with the U.S. Securities and Exchange Commission (the “SEC”), which can be accessed at https://ir.recursion.com, or www.sec.gov. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. Recursion does not undertake any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the company’s own internal estimates and research. While the company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the company believes its own internal research is reliable, such research has not been verified by any independent source. Information contained in, or that can be accessed through our website is not a part of and is not incorporated into this presentation. Cross-trial or cross-candidate comparisons against other clinical trials and other drug candidates are not based on head-to-head studies and are presented for informational purposes; comparisons are based on publicly available information for other clinical trials and other drug candidates. Any non-Recursion logos or trademarks included herein are the property of the owners thereof and are used for reference purposes only. 2 Important Information

# Portfolio poised for value creation with waves of new pipeline and partner programs emerging from Recursion OS

**10**
Clinical and pre-clinical programs[1]
Oncology, rare diseases, and other high unmet need diseases

**~10**
Clinical program milestones over the next 18 months[2]

**~10**
Additional advanced discovery programs

**1**
Unified Operating System (OS) with both first & best-in-class capabilities

**10+**
Partnered programs
Oncology, immunology, and other high unmet need diseases

**~$450M**
Upfront and milestone payments earned to-date
~$20B potential milestone payments

**4**
Large pharma collaborations

Roche Genentech
BAYER
sanofi
Merck KGaA Darmstadt, Germany

1. Includes preclinical programs (programs expected to enter the clinic within the next 18 months).
2. Program milestones includes data readouts, preliminary data updates, regulatory submissions, trial initiation, etc.

3
Recursion

2024 Year in Review: A Scaled Pipeline of Best- & First-In-Class Opportunities 4 Clinical data read-outs: • REC-617: Potential best-in-class CDK7 inhibitor for advanced solid tumors showed promising safety and preliminary efficacy in Phase 1 dose escalation • REC-994: Oral superoxide scavenger for potential first-in-disease symptomatic CCM demonstrated safety and encouraging trends in MRI- based lesion reduction and functional improvement in Phase 2 New clinical trials launched: • REC-1245: DAHLIA (RBM39 degrader for solid tumors) – Phase 1/2 • REC-4881: TUPELO (FAP) – Phase 1b/2 • REC-3964: ALDER (C. difficile) – Phase 2 CTA/IND updates for additional programs: • REC-4539: IND clearance for LSD1 (SCLC) • REC-3565: CTA for MALT1 (B-cell malignancies) • REC-4209: Initiated IND-enabling studies (IPF) • REV102: Initiated IND-enabling studies (HPP)

# Pipeline of ~10 **clinical and preclinical** technology-enabled programs

| | Candidate | Target | Indication | Preclinical | IND-Enabling | Phase 1/2 | Pivotal / Phase 3 | Status & Anticipated Milestones |
|---|---|---|---|---|---|---|---|---|
| ONCOLOGY | REC-617 | **CDK7** | Advanced solid tumors[1] | *ELUCIDATE* | | | | ✓ Ph1/2 interim data presented[2] in 4Q24<br>• Combination study initiation – 1H25 |
| ONCOLOGY | REC-1245 | **RBM39** | Biomarker-enriched solid tumors & lymphoma | *DAHLIA* | | | | ✓ FPD – 4Q24<br>• Ph 1 dose-escalation update – 1H26 |
| ONCOLOGY | REC-3565 | **MALT1** | B-cell malignancies | *EXCELERIZE* | | | | ✓ CTA Clearance – 4Q24<br>• Ph 1 FPD – 1H25 |
| ONCOLOGY | REC-4539 | **LSD1** | Small-cell lung cancer (SCLC) | *ENLYGHT* | | | | ✓ IND Clearance – 1Q25<br>• Ph 1 FPD – 1H25 |
| RARE | REC-994 | **Superoxide** | Cerebral cavernous malformations (CCM) | *SYCAMORE* | | | | ✓ Ph 2 data presented[3] in 1Q25<br>• Program update – 2H 2025 |
| RARE | REC-4881 | **MEK1/2** | Familial adenomatous polyposis (FAP) | *TUPELO* | | | | • Ph 1b/2 safety & early efficacy – 1H25 |
| RARE | REC-2282 | **HDAC** | Neurofibromatosis type 2 (NF2) | *POPLAR* | | | | ✓ Ph 2 fully enrolled – 3Q24<br>• PFS6 futility – 1H25 |
| RARE | REV102[4] | **ENPP1** | Hypophosphatasia (HPP) | | | | | ✓ IND-enabling studies initiated |
| OTHER | REC-3964 | **TcdB** | Prevention of recurrent *C. difficile* (rCDI) | *ALDER* | | | | ✓ FPD – 4Q24<br>• Ph 2 update – 1Q26 |
| OTHER | REC-4209 | **Undisclosed** | Idiopathic pulmonary fibrosis (IPF) | | | | | • IND-enabling studies ongoing |
| | **~10** advanced discovery programs including a **PI3Kα H1047Ri** | | | | | | | |

1. *Includes non-small cell lung cancer (NSCLC), colorectal cancer, breast cancer, pancreatic cancer, ovarian cancer, head and neck cancer*
2. *AACR Special Conference in Cancer Research: Optimizing Therapeutic Efficacy and Tolerability through Cancer Chemistry; plenary session presentation*
3. *International Stroke Conference; late breaking oral abstract*
4. *Joint venture with Rallybio*

5

Recursion

2024 Year in Review: Partnerships Delivering Meaningful Milestones Sanofi Advanced two programs through initial milestones, generating $15 million in aggregate payments 6 Roche-Genentech Generated multiple whole-genome phenomaps in oncology and neuro to uncover new targets and potential therapies; $30M in milestones received Bayer Delivered 25 multimodal oncology data packages and LOWE software to enhance research capabilities Merck KGaA Advanced alliance in oncology and immunology targets

2024 Year in Review: Our Platform Leads the Industry in Data, Models, and Compute Compute: • Built Biohive-2 with NVIDIA, believed to be the most powerful wholly-owned and operated supercomputer in biopharma Data Capabilities: • Mapped 1.4 million active ligands to binding pockets for structure-based drug discovery and target deconvolution • Generating up to 16.2M multi-timepoint brightfield images per week • Produced just under 1 million transcriptomes this year (>1.6 million since launch in 2023), including the first genome-scale CRISPR knockout map in primary human cells Foundation Models: • Phenom-2: improves genetic perturbation separation by 60% • MolPhenix: 10X improvement in predicting molecule effects on cell assays compared to previous models • MolGPS: Outperforms state-of-the-art models on 12 of 22 ADMET tasks1 Causal AI models and ClinTech: • Utilizing AI models and Tempus data to build a patient stratification framework in SCLC • Automating site engagement and enrollment to accelerate patient matching 7 1. Ranked in the TDC (Therapeutics Data Commons)

8 Unified Recursion OS with First-in-Class & Best-in-Class capabilities

9 Unified Recursion OS with First-in-Class & Best-in-Class capabilities

# Recursion OS moves medicines to clinic faster and at a lower cost

**Quickly validated hypotheses and >**



14
12
10
8
6
4
2
0
Time to Hit Package (months)
Industry
Legacy Recursion

**> highly productive compound design to >**



3000
2500
2000
1500
1000
500
0
# synthesized to candidate
Industry
Legacy Exscientia

**> spend less >**



30
25
20
15
10
5
0
Cost to IND ($M)
Industry
Legacy Recursion

**> and go faster**



60
50
40
30
20
10
0
Time to Candidate ID (months)
Industry
Legacy Recursion

*(Far Left): Time from hypothesis screening to validated hit package for legacy Recursion programs. (Center Left): Legacy Exscientia compounds synthesized from hit to candidate ID. (Center Right): Total spend from hypothesis screening to the completion of IND-enabling studies for legacy Recursion novel chemical entity (NCE) programs that advanced to clinical trials. The cost to IND has been inflation-adjusted using the US Consumer Price Index (CPI) (Far Right). Time to validated lead is the average of >280 legacy Recursion programs since late 2017 through 2024. Industry data adapted from Paul, et al., Nature Reviews Drug Discovery (2010) 9, 203–214*

Recursion

10

On-track to deliver at least $100M in synergies from the business-combination 11 Operating Expense Update • At least $100 million in synergies with majority of the run rate amount achieved in 2025 • Carved out Vienna operations with 49% ownership in a newly formed company focused on precision oncology, Alpha Biotechnology GmbH • On-track to sub-lease multiple legacy sites • The company will provide a comprehensive update in May 2025 FY2024 REVENUE FY24 pro forma revenue $82.6 million1 CASH $603 million in cash, cash equivalents and restricted cash2 1. Unaudited pro forma consolidated revenue is presented as if the Exscientia business combination had occurred on January 1, 2023. U.S GAAP revenue was $58.8 million in the Recursion consolidated financial statements 2. Recursion noted that the change in Exscientia’s cash and cash equivalents and short term bank deposits from December 31, 2023 to November 20, 2024, the date of the close of the acquisition was $184 million Expected cash runway into 2027

# Positioned for a catalyst-rich 2025

## Pipelines

| | | | |
|---|---|---|---|
| ✔ | REC-994 (Superoxide Scavenger) in CCM | Late breaker oral presentation (Phase 2) at International Stroke Conference | Feb 5th, 2025 |
| ☐ | REC-3565 (MALT-1i) in B-cell malignancies | Phase 1 first patient dosed | 1H25 |
| ☐ | REC-617 (CDK7i) in advanced solid tumors | Initiation of combination studies | 1H25 |
| ☐ | REC-4881 (MEK1/2i) in FAP | Phase 1b/2 safety and early efficacy data | 1H25 |
| ☐ | REC-2282 (HDACi) in NF2 | PFS6 futility analysis | 1H25 |
| ☐ | REC-4539 (LSD-1i) in SCLC | Phase 1 first patient dosed | 1H25 |
| ☐ | REC-617 (CDK7i) in advanced solid tumors | Additional Phase 1 data from ELUCIDATE | 2H25 |
| ☐ | Advancement of discovery programs including PI3Kα H1047Ri | | FY25 |

## Partnerships

- ☐ Potential for additional phenomap options
- ☐ Potential for multiple new project initiations
- ☐ Potential for multiple programs optioned by partners

## Platform

- ☐ Updates on early clinical development AI build in Recursion OS
- ☐ Updates on industry-leading foundation models at multiple biological levels
- ☐ Integration of technology and autonomous workflows to support best- and first-in-class programs

12

Recursion

13 Full-stack Recursion OS is industrializing first-in-class & best-in- class drug discovery

14 The Race to Accurately Simulate Biology at Scale

MICRO Pathway Model MACRO Largest, fit-for-purpose perturbative biology + foundation models make Recursion a leader Protein Model Increasingly commoditized – Partnering with builders of frontier models for early access Atomistic Model AI + QM/MD + Compute = Recipe for leadership 15 The Race to Accurately Simulate Biology at Scale Patient Models Real-world patient data + AI

# We harness value from the Recursion OS with a multi-pronged capital efficient business strategy


Recursion OS

PIPELINE

## Pipeline strategy

Build internal pipeline in indications with potential for **advance transformational medicines for patients**

- Oncology
- Rare disease
- Other areas of high unmet need

PARTNERSHIP

## Partnership strategy

Partner in **complex therapeutic areas** requiring large financial commitment or competitive arbitrage

**Leverage partner knowledge** and clinical development capabilities

- Neuroscience
- Oncology
- Immunology
- Other large, intractable areas of biology

DATA

## Data strategy

**License** subsets of data and key tools

Direct generation of new data internally **to maximize pipeline and partnership value-drivers**

- Licensing
- Augment Recursion OS
- LOWE

16

Recursion

VALUE CREATION Pipeline

Oncology PIPELINE

ONCOLOGY

# Advanced Solid Tumors (CDK7 Inhibitor): REC-617*

## Unmet Need

- **Aberrant CDK7** overexpression common in advanced **transcriptionally-addicted** solid tumors
- Potential to address **multiple indications**, including post CDK4/6 population patients

~185,000

**Treatable US + EU**[1]

## Mechanism of Action

- **Reversible** CDK7 inhibitor
- **Dual function** that targets both cell cycle progression and transcriptional regulation



MAT1
Cyclin H
CDK7
TFIIH
CDK4/6
CDK2
CDK1
Pol II
Cell cycle progression
Transcription initiation

## Development Strategy

| CURRENT STAGE | EXPECTED STAGES | |
|---|---|---|
| ELUCIDATE | Q1 2025 | H2 2025 |
| **Phase 1**<br>*Monotherapy*<br>**Dose Escalation** | Phase 1<br>*Combo (SERD)*<br>Dose Escalation | Phase 2<br>*Combination*<br>Dose Expansion |

## Differentiation

- Potential **Best-in-Class** and **First-in-Class** CDK7 Inhibitor
- Designed with **reduced transporter interactions** to **minimize GI adverse events** seen with competitor molecules



Noncovalent, Potent & Selective



Shorter Half-Life



Rapid Absorption

## Key Clinical Data

- REC-617 safe and well-tolerated in Phase 1 dose escalation with **no treatment-related discontinuations**



Baseline
Week 16
Para-aortic LN



CA125
~44%
Date



TK1
~68%
Date

**1 cPR**

At week 16 (-34%) in late-line ovarian cancer patient

**~44%**

Reduction in CA125 in late-line ovarian cancer patient

## Recursion Approach

- **AI-powered precision design** to optimize PK/PD and **maximize potential therapeutic index**

**136**

Novel compounds synthesized to candidate ID

## What's Next

- Combination studies initiation expected in **1H25**
- Additional Phase 1 data expected in **2H25**

1. *Advanced solid tumors including breast, NSCLC, ovarian, pancreatic, colorectal and head & neck. US and EU5 treatable incidence, 2022.*
2. *Besnard et al, AACR (2022).*
3. *PK studies conducted in CD1 mice, single-dose administration. >10 hr $IC_{80}$ results in significant body weight loss.*

19

Recursion

ONCOLOGY

# Solid Tumors & Lymphoma (RBM39 Degrader): REC-1245

## Unmet Need

- Solid tumor and lymphoma patients experience disease progression while on frontline therapies
- Potential as a single agent or in combination with chemo/IO

**>100,000**
**Treatable US + EU[1]**

## Mechanism of Action

- **Molecular glue** RBM39 degrader via E3 ligase adaptor DCAF15
- **Disrupts RNA splicing** to downregulate cell cycle checkpoints, DDR networks, triggering cell stress, apoptosis


RBM39
Transcriptional Co-regulation
Metabolic Reprogramming
Alternative Splicing
Cell Cycle Transition
DNA Damage Repair

## Development Strategy

CURRENT STAGE
DAHLIA
**Phase 1**
*Monotherapy*
**Dose Escalation**

EXPECTED STAGES
**Phase 1**
*Monotherapy*
Dose Confirmation

**Phase 2**
*Monotherapy*
Dose Expansion

## Differentiation

- Potential **First-in-Class** RBM39 Degrader
- **No significant** in vitro safety concerns (hERG, CEREP)



Highly Potent & Selective | Minimal Off-Target Liabilities | Biomarker Defined Population

## Key Preclinical Data

- REC-1245 shows significant **monotherapy regressions**
- **Dose-dependent** anti-tumor activity correlates with PD

**CDX Model**: OVK18[2]


Vehicle
REC-1245 1mpk
REC-1245 3mpk
REC-1245 10mpk
Tumor Volume (mm³)
1,500
1,000
500
0
0
5
10
15
Days post treatment

**PD**: Target Engagement[3]


% RBM39 Degradation
100
80
60
40
20
0
1mpk
3mpk
10mpk

## Recursion Approach

- Unbiased **ML-powered phenomap insight** to **identify novel DDR signature** and relate cellular phenotypes

**204**
Novel compounds synthesized to candidate ID

**18 months**
From Target ID to IND-Enabling studies

## What's Next

- Phase 1 update in dose-escalation expected in **1H26**

1. *Internal company estimates. Assumes US+EU5 addressable incidence with biomarker-enriched solid tumors and other select histologies.*
2. *N=8 mice per group REC-1245 administered BID PO at doses noted.*
3. *PD evaluated after 5 days BID oral administration of REC-1245 at doses noted; N=3 mice per group in PD portion.*

20

Recursion

ONCOLOGY

# B-Cell Malignancies (MALT1 Inhibitor): REC-3565*

## Unmet Need

- Mutations causing **constitutive MALT1 protease activity** and MALT1-cIAP fusions are aggressive with **limited treatment options**
- Potential to enhance **NF-κB inhibition** with BTK inhibitors

**~41,000**
**Treatable US + EU5[1]**

## Mechanism of Action

- **Reversible** allosteric MALT1 inhibitor
- **Dampens NF-κB signaling** which drives survival and proliferation of B-cell tumors including ABC-DLBCL, MCL, FL, and CLL


CARMA/CARD
BCL10
MALT1
TRAF6
Protease
Scaffold
NF-κB
Activation of immune response genes, anti-apoptotic genes

## Development Strategy

Q1 2025
EXCELERIZE
**Phase 1**
*Monotherapy*
**Dose Escalation**

EXPECTED STAGES
Phase 1
*Combination*
Dose Escalation

Phase 1
*Combination*
Dose Expansion

## Differentiation

- Potential **Best-in-Class** MALT1 Inhibitor
- **Low UGT1A1** anticipated liability versus competitors
- **No** significant **off-target** safety concerns (CEREP, Kinome)



Lower Predicted Jaundice Risk
High Oral Bioavailability
Wider Therapeutic Index

## Key Preclinical Data

- REC-3565 monotherapy shows significant **tumor regression**
- **Sustained** anti-tumor activity **in combo** with zanubrutinib


Dosing Period
Vehicle
REC-3565
Zanubrutinib
REC-3565 + Zanubrutinib
Tumor Volume (mm3)
2,000
1,500
1,000
500
0
0
5
10
15
20
25
30
35
40
Days post treatment

**CDX Model**: OCI-Ly10[2]

**70%**
Of mice in combination arm (REC-3565 + zanu) had no palpable tumors 10-days post last dose

## Recursion Approach

- **AI-powered** precision designed **novel molecule** using molecular dynamics and hotspot analysis

**344**
Novel compounds synthesized to candidate ID

## What's Next

- Phase 1 First Patient Dosed in B-Cell Malignancies (e.g., chronic lymphocytic leukemia) expected in **1H25**

1. *Cerner Enviza Treatment Architecture Reports 2023, rounded to nearest 1,000 patients per year.*
2. *Payne et al. ENA, (2024).*

21

Recursion

• SCLC is a highly progressive disease with 5-year OS ~3% in the extensive stage • Clinical trial enrollment remains NCCN-recommended after 1L chemo/IO, despite advancements with DLL3-targeting BiTEs2 • Potential Best-in-Class LSD1 Inhibitor • Shorter-predicted half-life plus reversible MOA to manage on-target AEs • Dose-dependent efficacy in SCLC human xenograft model • Well tolerated with limited impact on platelet levels • Reversible LSD1 inhibitor that can selectively upregulate NOTCH signaling • Promotes differentiation of neuroendocrine cancer cells Key Preclinical Data Mechanism of Action Unmet Need Differentiation >45,000 Treatable US + EU51 22 Recursion Approach • Precision design using Active Learning, combining reversibility with CNS penetration What’s Next • Phase 1 First Patient Dosed in SCLC expected in 1H25 Development Strategy Phase 1 Combination Dose Expansion Phase 1 Combination Dose Escalation Phase 1 Monotherapy Dose Escalation H1 2025 EXPECTED STAGES 414 Novel compounds synthesized to candidate ID ONCOLOGY Plasma ProGRP4CDX Model: H14173 Small-Cell Lung Cancer (LSD1 Inhibitor): REC-4539* 1. EvaluatePharma Epidemiology 2023 (US and EU5). 2. Referenced with permission from the NCCN Clinical Practice Guidelines in Oncology (NCCN Guidelines®) for Small Cell Lung Cancer V.3.2025. 3. Payne et al. AACR, (2023). 4. Data on File.

PIPELINE Rare disease

RARE DISEASE

# Cerebral Cavernous Malformation (Superoxide Scavenger): REC-994

## Unmet Need

- **No approved therapy**
- **Surgical resection** or stereotactic radiosurgery is non curative and **not always feasible** because of location

~360,000
**Symptomatic US + EU5**[1]

## Mechanism of Action

- **Selective**, orally bioavailable redox-cycling nitroxide
- Promotes the metabolism of ROS to **reduce oxidative stress** within cells
- **Stabilizes** endothelial barrier function



CCM1/2
MEKK3
MEK5
ERK5
MEF2
KLF2/4
Lesions in brain venous capillaries

## Development Strategy

CURRENT STAGE
SYCAMORE
**Phase 2**
LTE ongoing

EXPECTED STAGES
**H2 2025**
FDA mtg → **Phase 2b/3**
Contingent on FDA feedback

## Differentiation

- Potential **First-in-Disease** oral therapeutic for CCM
- **No TEAEs** leading to discontinuation up to **800 mg** in Ph 1[3]

Safe and well-tolerated MOA | High oral bioavailability | Encouraging Ph 2 efficacy trends

## Key Data

- **Reduces lesion number & size** in preclinical models
- Phase 2 **primary endpoint** of safety and tolerability met
- **REC-994 400 mg improved clinical function** (mRS) in in CCM patients, including those with **brainstem lesions**



Baseline
12 months

**~38%**
Reduction in baseline lesion volume in 39 yr old female diagnosed with sporadic CCM brainstem lesion

## Recursion Approach

- **Unbiased ML-aided** phenotypic drug screen to identify effective therapeutics driving CCM

**80%**
Of Ph2 patients continued to LTE

**ODD**
In US + EU

## What's Next

- LTE ongoing
- Program updates expected in **2H25**

*1. Prevalence for hereditary and sporadic symptomatic population; Internal company estimates.*
*2. Gibson et al, Circulation (2015) and Data on File.*
*3. Alfa et al, Pharmacol Res Perspect (2024).*
*LTE: long-term extension; ODD: Orphan Drug Designation*

24
Recursion

RARE DISEASE

# Familial Adenomatous Polyposis (MEK1/2 inhibitor): REC-4881

## Unmet Need

- **No approved therapy**
- **Colectomy** during adolescence is standard of care
- Patients at **significant risk of GI** cancer and suffer substantial decrease in **quality-of-life**

~50,000

**Diagnosed US + EU5[1]**

## Mechanism of Action

- **Loss of APC** drives FAP disease progression through aberrant pathway signaling (e.g., Wnt/B-catenin, MAPK signaling)
- REC-4881 **selectively blocks** the activation of ERK (MAPK pathway)


CK1
AXIN1
GSK3β
GSK3β
GSK3β
APC
β-Catenin
Wnt
RAS
ERK
Cell proliferation

## Development Strategy

CURRENT STAGE

TUPELO

**Phase 2**

Dose escalation

EXPECTED STAGES

**H1 2025**

Preliminary Data

**H2 2025**

**Phase 2**

Dose Expansion

## Differentiation

- Potential **First-in-Disease** and **Best-in-Class** for FAP
- **Potent, non-competitive, allosteric** MEK1/2 inhibitor
- Oral 4 mg dose is **pharmacologically active**

Proof-of-mechanism in Phase 1b

Validated target

Preferential GI exposure

## Key Preclinical Data[2]

- ***APC**$^{min/-}$* **mouse model**: Significantly reduces **polyp count** and **pre-cancerous adenoma**, outperforming celecoxib

**Mean Polyps Per Group[2]**


p=0.0001
p=0.0029
p=0.0017
p=0.006
p=0.048
Total Polyp Count (+/- SEM)
40
30
20
10
0
Start of dosing
Vehicle
Celecoxib (ctrl)
REC-4881 (1 mg/kg)
REC-4881 (3 mg/kg)
REC-4881 (10 mg/kg)

**% Pre-Cancerous Polyps[2]**


High Grade Adenomas (%)
100
50
0
Vehicle
Celecoxib
REC-4881 1 mg/kg
REC-4881 3 mg/kg
REC-4881 10 mg/kg

## Recursion Approach

- Unbiased **ML-aided phenomap insight** in human cancer cells

| FTD | ODD |
|---|---|
| In US | In US + EU |

## What's Next

- Phase 1b/2 safety & early efficacy data expected in **1H25**

*1. Prevalence for adult and pediatric population, Internal company estimates.*
*2. Data on file.*
*FTD: Fast Track Designation; ODD: Orphan Drug Designation*

25

Recursion

RARE DISEASE

# Hypophosphatasia (ENPP1 Inhibitor): REV102

## Unmet Need

- Opportunity to significantly **reduce costs & treatment burden**
- Many patients, particularly adults, may have difficulty accessing ERT
- Those who can access ERT face high treatment burden and tolerability hurdles

**>7,800**

**Diagnosed prevalence US + EU5[1]**

## Mechanism of Action

- ENPP1 inhibition is a **genetically validated** target in HPP models
- Potent ENPP1 inhibitor that **restores PPi balance** and enables bone mineralization


Pathologic soft tissue calcification
PPi
+
ATP
AMP
ENPP1

## Development Strategy

EXPECTED STAGES

| 2025 | 2026 |
|---|---|
| **IND-Enabling Studies** | **Phase 1** Healthy Volunteers |

## Differentiation

- Potential **First-in-Class** and **Best-in-Class** ENPP1 Inhibitor
- **Non-immunogenic small molecule** offering potentially safer solution than ERT (3-6 injections per week)



No significant in vitro safety concerns



Affordable oral treatment option



Potential as mono or combo therapy

## Key Preclinical Data[2]

- Improvement in mineralization in mouse models of HPP
- Significantly reduced PPi levels to that of wild-type mice


Bone Morphometric Analysis
Distal Femur (n=5)
L3 Vertebrate (n=5)
bone/total area (%)
***
****
ns
**
**
Wildtype
Control
REV101-Treated


Plasma Levels of PPi
PPi (uM)
*
WT Mouse Model
Control
REV101-Treated
Adult-onset HPP model

## Recursion Approach[3]

- **Precision designed for** both **high potency** and a lifetime of **chronic dosing**
- **Structurally distinct** differences vs competitor ENPP1 inhibitors
- **Maintain selectivity** and deliver a candidate with **high oral bioavailability** in the clinic

## What's Next

- IND-enabling studies ongoing

1. *HPP prevalence at birth. Mornet et al, 2020.*
2. *Narisawa et al. ASBMR (2024).*
3. *Joint venture with Rallybio*

*ERT= Enzyme Replacement Therapy*

26

Recursion

RARE DISEASE

# Neurofibromatosis Type 2 (HDAC Inhibitor): REC-2282

## Unmet Need

- **No approved therapy**
- Surgery/RT is standard of care (when feasible)[2]
- **Location** may make **complete resection untenable**, leading to hearing loss, facial paralysis, poor balance and visual difficulty

**~33,000**
**Treatable US + EU5**[1]

## Mechanism of Action

- **Loss of Merlin (NF2)** leads to PI3K signaling and meningioma proliferation
- **REC-2282** indirectly facilitates **AKT dephosphorylation** by disrupting the PP1-HDAC interaction


Merlin
PI3K
AKT
Meningioma proliferation

## Development Strategy

CURRENT STAGE

POPLAR

**Phase 2**
NF2 meningioma
2-arm study

EXPECTED STAGES

**H1 2025**

**Futility analysis**

## Differentiation

- Potential **First-in-Disease** and **Best-in-Class** for NF2
- Potential to **rescue disease-inducing effects** of NF2 loss



High oral bioavailability | Improved CNS penetration | Reduced off-target effects

## Key Preclinical Data

- **Prevents growth & regrowth** of NF2-deficient meningioma model in mice[3]


Total Flux (photons/second)
9.01E+06
8.01E+06
7.01E+06
6.01E+06
5.01E+06
4.01E+06
3.01E+06
2.01E+06
1.01E+06
1.00E+04
0 1 6 1 2 3 4 5 6
+ REC-2282 (months)
+ Normal diet (months)

## Recursion Approach

- Unbiased **ML-aided phenomap insight and drug screen** in human cells

**FTD**
In US

**ODD**
In US + EU

## What's Next

- Phase 2 PFS data maturing
- Futility analysis (PFS6) expected in **1H25**

1. *Annual US and EU5 incidence for all NF2-driven meningiomas.*
2. *Rogers et al. J Neurosurg, (2015).*
3. *Data on File.*

*FTD: Fast Track Designation; ODD: Orphan Drug Designation*

27

Recursion

Other areas of high unmet need PIPELINE

OTHER

# *C. difficile* (*C. diff* Toxin B Selective Inhibitor): REC-3964

## Unmet Need

- **Limited treatment options** for high-risk population with recurrent CDI cases
- Ability to address populations not eligible for FMT or microbiome-based therapies

~175,000

**Recurrent *C. diff* cases US**[1]

## Mechanism of Action

- **Highly potent**, orally bioavailable C. diff toxin B (TcdB) selective inhibitor
- **Selectively** inhibits catalytic activity of bacterial glucosyltransferase


Toxin
GT
OH
RHO
Active
UDP-glucose
GT
Glucosylation
O-glucose
RHO
Inactive
UDP
Intestinal barrier disruption:
• Inflammation
• Diarrhea
• Sepsis
• Colitis

## Development Strategy


CURRENT STAGE
ALDER
Phase 2
Patients with rCDI
Vancomycin
500 mg orally BID
250 mg orally BID
Observational

## Differentiation

- Potential **First-in-Class** as non-antibiotic oral for rCDI
- **Highly potent** and **well-tolerated** with no reported DLTs, SAEs or treatment-related discontinuations in Phase 1

Safe and well-tolerated MOA

High oral bioavailability

Bacterial toxin selective

## Key Preclinical Data

- REC-3964 significantly extended survival vs bezlotoxumab alone at the end of treatment ($p<0.001$, log rank test)[2]


End Of Treatment
End Of Study
Survival (%)
100
80
60
40
20
0
0
2
4
6
8
10
12
14
Days Post Infection
Vancomycin
Vehicle
Bezlotoxumab
REC-3964

## Recursion Approach

- Unbiased **ML-aided conditional phenotypic drug screen** in human cells

**123**

Novel compounds synthesized to candidate ID

## What's Next

- Phase 2 update expected in **1Q26**

1. *Incidence of addressable US cases of recurrent CDI, Shields et al., Anaerobe (2016).*
2. *N=10 hamsters per group. C. difficile strain 630, Data on File.*

29

Recursion

• Approved therapies show modest slowing of IPF progression • No improvement in survival (mOS 3-5 years) or quality of life with current treatments • Potential First-in-Class treatment for IPF • Potential for safe and well-tolerated novel treatment • In vitro models suggest capability of reversing the fibrotic process driving IPF progression • REC-4209 at low doses reduces total lung collagen by 45% to 60% versus vehicle mice2 • Reversible, orally bioavailable, and potent Target Epsilon inhibitor • Promotes tissue repair and has potential to reverses fibrosis likely by modulating TGF-ß • Modulator of immuno-mesenchymal populations in fibrosis, which reduces fibrotic markers in in vivo and in vitro models of fibrotic disease Key Preclinical Data Mechanism of Action Unmet Need Differentiation Development Strategy Control Vehicle 0.03 0.1 0.3 0 1,000 2,000 3,000 4,000 5,000 Total Lung Collagen Lu ng O H P (u g/ lu ng ) 30 ~130,000 Diagnosed prevalence US1 Recursion Approach • Unbiased ML-powered phenomap drug screen in human cells What’s Next • IND-enabling studies ongoing IND-Enabling Studies CURRENT STAGE Phase 1 Healthy Volunteers 20252024 EXPECTED STAGES 204 Novel compounds synthesized to candidate ID OTHER REC-4209 mg/kg (PO, BID) + Bleomycin **** Idiopathic Pulmonary Fibrosis (Target Epsilon - Undisclosed): REC-4209 1. Global Data, Internal company estimates on IPF prevalence, Collard et al., Chest (2014). 2. Groups compared against Vehicle. ****p<0.0001; one-way ANOVA with Tukey’s multiple comparison test. Data reflects mean ± 95% CI.

Partnerships & Data Strategy VALUE CREATION

# We harness value from the Recursion OS with a multi-pronged capital efficient business strategy


Recursion OS

PIPELINE

## Pipeline strategy

Build internal pipeline in indications with potential for **advance transformational medicines for patients**

- Oncology
- Rare disease
- Other areas of high unmet need

PARTNERSHIP

## Partnership strategy

Partner in **complex therapeutic areas** requiring large financial commitment or competitive arbitrage

**Leverage partner knowledge** and clinical development capabilities

- Neuroscience
- Oncology
- Immunology
- Other large, intractable areas of biology

DATA

## Data strategy

**License** subsets of data and key tools

Direct generation of new data internally **to maximize pipeline and partnership value-drivers**

- Licensing
- Augment Recursion OS
- LOWE

32

Recursion

# Partnerships with approximately $450M[1] earned to date and potential to receive more than $20B[2] in additional milestones



Recursion OS

**Roche / Genentech** (A Member of the Roche Group)

**NEUROSCIENCE & ONCOLOGY**

$150M upfront and up to 40 programs in neuroscience and one indication in gastrointestinal cancer, each of which could yield more than $300M in development, commercialization and net sales milestones with mid-to high-single digit tiered royalties on net sales

**sanofi**

**ONCOLOGY & IMMUNOLOGY**

$100M upfront with the potential of $5.2B in total milestones plus high-single digit to mid-teen tiered royalties

**BAYER**

**ONCOLOGY**

$30M upfront and $50M equity investment. Increased per program milestones up to $1.5B in aggregate with low- to mid-single digit tiered royalties on net sales for up to seven programs

**Merck KGaA** Darmstadt, Germany

**ONCOLOGY & IMMUNOLOGY**

$20M upfront with up to $674M in aggregate and with mid-single to low-double digit tiered royalties

**TECH PARTNERSHIPS**

- NVIDIA
- Google Cloud
- TEMPUS
- Helix
- Enamine

1. Upfront and milestone payments from these therapeutic partnerships
2. Additional milestone payments, excluding royalties

33

Recursion

# We harness value from the Recursion OS with a multi-pronged capital efficient business strategy


Recursion OS

PIPELINE

## Pipeline strategy

Build internal pipeline in indications with potential for **advance transformational medicines for patients**

- Oncology
- Rare disease
- Other areas of high unmet need

PARTNERSHIP

## Partnership strategy

Partner in **complex therapeutic areas** requiring large financial commitment or competitive arbitrage

**Leverage partner knowledge** and clinical development capabilities

- Neuroscience
- Oncology
- Immunology
- Other large, intractable areas of biology

DATA

## Data strategy

**License** subsets of data and key tools

Direct generation of new data internally **to maximize pipeline and partnership value-drivers**

- Licensing
- Augment Recursion OS
- LOWE

34

Recursion

# We license subsets of data and key tools to generate new data to maximize pipeline and partnership value-drivers

**COMPUTATION & ML/AI**

Partnership on advanced computation, priority access to compute hardware or DGXCloud Resources.

NVIDIA

**REAL-WORLD DATA ACCESS**

Preferential access to >20 PBs of real-world, multi-modal oncology data and ability to train causal AI models with utility in target discovery, biomarker development & patient selection.

TEMPUS

**COMPUTATION & ML/AI**

Explore generative AI capabilities, drive improved search and access, scaled compute resources, improved management of data, and continued data privacy and security support.

Google Cloud



Recursion OS

**REAL-WORLD DATA ACCESS**

Access to hundreds of thousands of de-identified records to train causal AI models and design biomarker & patient stratification strategies across broad disease areas.

Helix

Enamine

**CHEMINFORMATICS & CHEMICAL SYNTHESIS**

Utilizes Recursion's predicted protein-ligand interactions for ~36B compounds from Enamine's REAL Library.

35

Recursion

LOWE puts the Recursion OS at your fingertips via natural language without any coding expertise required 36 Note: Large Language Model-Orchestrated Workflow Engine (LOWE) is Recursion’s LLM-based software that can perform complex drug discovery tasks and orchestrate both wet-lab and dry-lab components of the Recursion OS using a natural language interface.

Culture and Team

# Our leadership brings together experience & innovation to advance TechBio

## Executive Team



**Chris Gibson, PHD**
Co-Founder, & Chief Executive Officer



**Najat Khan, PHD**
Chief R&D Officer & Chief Commercial Officer
Johnson&Johnson



**Ben Taylor**
Chief Financial Officer & President Recursion UK
Goldman Sachs AETION



**David Mauro, MD PHD**
Chief Medical Officer
CODIAK CHECKMATE PHARMACEUTICALS



**David Hallett, PHD**
Chief Scientific Officer
evotec MERCK



**Ben Mabey**
Chief Technology Officer



**Kristen Rushton**
Chief Operations Officer
Myriad genetics



**Nathan Hatfield**
Chief Legal Officer
WILSON SONSINI



**Matt Kinn**
Chief Business Officer
BCG UBS



**Erica Fox**
Chief People & Impact Officer
Google PRIMER



**Lina Nilsson, PHD**
SVP, Head of Platform
ENLITIC UC Berkeley

## Board of Directors



**Rob Hershberg, MD PHD**
Co-Founder, CEO, & Chair of HilleVax; Former EVP, CSO, & CBO of Celgene
Celgene



**Zachary Bogue**
Co-Founder & Partner of Data Collective
DC >C



**Blake Borgeson, PHD**
Co-Founder of RXRX
MIRI MACHINE INTELLIGENCE RESEARCH INSTITUTE



**Franziska Michor, PHD**
Chair at Dana-Farber Cancer Institute & Professor at Harvard University
Dana-Farber Cancer Institute



**Chris Gibson, PHD**
Co-Founder & Chief Executive Officer



**Najat Khan, PHD**
Chief R&D Officer & Chief Commercial Officer
Johnson&Johnson



**Dean Li, MD PHD**
Co-Founder of RXRX, President of Merck Research Labs
MERCK THE UNIVERSITY OF UTAH



**Zavain Dar**
Co-Founder & Partner of Dimension
DIMENSION LUX

38

*Note: Trademarks are the property of their respective owners and used for informational purposes only.*

Recursion

# Our people are the most important ingredient for our mission



**~800 employees**

- Technology – data science, software engineering, automation, etc.
- Life Sciences – biology, chemistry, development, etc.
- Strategic Operations

*Parity Pledge Signer:*
Gender parity and people of color parity



Montréal, Québec
Toronto, Ontario
New York, New York
Salt Lake City, Utah
Milpitas, California

Headquartered in **Salt Lake City, Utah** with other primary locations in:

- Milpitas, California
- New York, New York
- Toronto, Ontario
- Montréal, Québec
- London, England
- Oxford, England



Oxford, England
London, England

## ESG Highlights

Corporate ESG Performance
RATED BY ISS ESG
Prime

Rated
MORNINGSTAR | SUSTAINALYTICS

MSCI ESG RATINGS
A
CCC | B | BB | BBB | A | AA | AAA

Learn more about Recursion's ESG stewardship:
www.recursion.com/esg

## Community Impact

altitude lab
Founding Partner,
Life Science Accelerator

biohive
Founding Member,
Life Science Collective

39

Recursion

Pipeline Details APPENDIX

Oncology PIPELINE

# REC-617: CDK7 Inhibitor

A precision designed highly selective CDK7 inhibitor for Relapsed and/or Refractory (R/R) Solid Tumors

| | |
|---|---|
| **Program Status** | • Potential **Best-in-Class** and **First-in-Class** CDK7 inhibitor<br>• Phase 1/2 study in advanced solid tumors ongoing<br>• Initial Phase 1 monotherapy safety, PK/PD update presented at **AACR Special Conference in Cancer Research held on December 9, 2024** |
| **Mechanism of Action** | • **Reversible CDK7 inhibitor** that targets both cell cycle progression and transcriptional regulation |
| **Thesis & Differentiation** | • **Non-covalent binding and improved selectivity** to decrease off-target toxicity<br>• 8-10 hours of therapeutic coverage at $IC_{80}$ with a **short half-life** to reduce on-target toxicity<br>• **Rapid absorption and permeability** at lowest possible dose |
| **Unmet Need**[1] | • **Multiple cancer indications** that have the potential to address ~185,000 patients annually<br>• **R/R solid tumors** including breast, NSCLC, ovarian, pancreatic, colorectal, and head & neck |

**Recursion Approach**

- AI-powered precision design to optimize PK/PD to **maximize potential therapeutic index**
- 136 novel compounds synthesized to candidate ID

1. *Advanced solid tumors including breast, NSCLC, ovarian, pancreatic, colorectal and head & neck. US and EU5 treatable incidence, 2022.*

42

Recursion

Assay DC Criteria Ph 1 Competitor Ph 1/2 Competitor REC-617 CDK7 IC50 (nM) <10 CDK family selectivity >100-fold HCC70 (breast cancer) IC50 (nM) <100 Caco-2 A2B (efflux) 10⁻⁶ cm/s >5 (<3) Predicted human half-life (hr) <15 Potent tumor regression with minimal IC80 exposureREC-617 has Best-in-Class potential1 Designed to avoid efflux transporter substrate to minimize GI adverse events Key Preclinical Data 43 Meets or exceeds criteria Minor deviation Major deviation Development Candidate (DC) Criteria: • CDK7 IC50: green <10nM; yellow 10-30nM; red >30nM • CDK7 selectivity: green >100-fold; yellow 30-100-fold; red <30-fold • HCC70 IC50: green <100nM; yellow 100-500nM; red >500 nM • Caco-2 A2B (efflux): green >5(<3); yellow >1.5 (<10); red <1.5 (>30) • Half-life: green <15, yellow <24, red >24 • REC-617 demonstrates potent tumor regression with less than 10 hours of exposure above IC80 to optimize benefit-risk CDX Model: OVCAR32 Mouse PK3 REC-617: Robust antitumor activity demonstrated in disease relevant preclinical tumor models Initial clinical safety and PK/PD presented at AACR Special Congress in December 2024 1. Data on File. 2. Besnard et al, AACR (2022). 3. PK studies conducted in CD1 mice, single-dose administration. >10 hr IC80 results in significant body weight loss.

# **REC-617 (CDK7 inhibitor)**: Study Design and Next Steps

## Development Strategy

ELUCIDATE Phase 1/2 study design

CURRENT STAGE

**Phase 1**
Dose Escalation (N≤60)

**Part A**
- Monotherapy

RP2D → **Phase 2**
Dose Expansion

- N = 30-60 patients in combination
- N will depend on number of disease specific cohorts

**Part B**
- Initial combination with SERD in HR+/HER2- post CDK4/6 inhibitor population

**Primary Endpoint:**
- Safety and Tolerability
- Recommended Dose

**Primary Endpoint:**
- ORR

### REC-617 Competitive Profile

- Potential **Best-in-Class** CDK7 inhibitor
- **Reduced risk** of off-target toxicity
- **Highly selective & potent**

### Trial Update

- Phase 1 monotherapy preliminary safety and PK/PD data update presented at **AACR Special Conference in Cancer Research in December 2024**
- Continue dose escalation (QD & BID)
- Initiate combination study in **1H25**
- Leverage **new tech** and **clinical data partnerships** for patient stratification

44

Recursion

# **REC-617 (CDK7 inhibitor):** REC-617 achieves dose dependent PK/PD and strong target modulation in the clinic



REC-617 Plasma PK - Day 1
Plasma Concentration (ng/mL, u)
10,000
1,000
100
10
1
0.1
CDK2 IC80
CDK7 IC80
CDK7 IC50
0
4
8
12
16
20
24
Time (hr)
POLR2A PD - Day 1
POLR2A Fold-Change
5
4
3
2
1
0
4
8
12
16
20
24
Time (hr)
REC-617 20 mg QD
REC-617 10 mg QD

**PK/PD Summary**

- **Dose-Linear PK**: REC-617 exceeds CDK7 $IC_{80}$ with rapid absorption (Tmax 0.5–2h) and short t½ (5–6h)
- **Robust Target Engagement:** Early POLR2A 3-4x modulation suggests ~80–90% target engagement[1]
- **Rapid Transient Modulation:** Quick, time-limited target engagement with POLR2A normalization in 24h
- **BID Evaluation:** Twice-daily dosing under investigation

1. *Papadopoulos KM, et al. ENA (2020).*

45
Recursion

REC-617 (CDK7 inhibitor): REC-617 offers a competitive and unique profile that potentially improves the therapeutic index 46 Key Differentiation • Data suggests superior target coverage for REC- 6171 compared to two clinical CDK7 inhibitors • REC-617 is more rapidly absorbed (earlier Tmax) compared to reported PK from two CDK7 inhibitors2,3 suggesting a reduction in localized GI residence time • A shorter half-life would allow for flexible target modulation, which may improve the therapeutic index in the clinic 0 4 8 12 16 20 24 0.01 0.1 1 10 100 Time (hr) F r e e P la s m a C o n c e n tr a ti o n / I C 8 0 CDK7 IC80 Coverage REC-617 20 mg QD SY-5609 3 mg QD3 Samuraciclib 360 mg QD2 1. CDK7 IC80 reflects biochemical in vitro potencies on file. 2. Coombes, RC, Nat Comms (2023). 3. Papadopoulos KM, et al. ENA (2020).

# **REC-617 (CDK7 inhibitor):** Durable monotherapy PR observed in a metastatic ovarian cancer patient after 4 prior lines of therapy

**One confirmed, durable partial response (PR)**[1]

- **Partial response (-34%)** achieved at Week 16
- Meaningful reduction of tumor markers
- Response ongoing after 6+ months treatment

Early data indicates **favorable safety profile**

- Maximum tolerated dose (MTD) **not reached**

## Clinical Updates

- Continue dose escalation (QD & BID)
- Initiate combination study in **1H25**
- Leverage **new tech** and **clinical data partnerships** for patient stratification

**Baseline** | **Week 16**



Para-aortic LN
Para-aortic LN



CA125
CA125 (kU/L)
1400
1200
1000
800
600
13-May-2024
12-Aug-2024
Date
~44%



TK1
TK1 activity value (DuA)
200
150
100
50
0
14-May-2024
6-Aug-2024
Date
~68%

1. *By RECIST 1.1. Response evaluation criteria in solid tumors, PR: decrease of more than 30% in the sum of the longest diameters of target lesions + no new lesions + no progression of non target lesions.*

47

Recursion

Program Status • Potential First-in-Class RBM39 degrader in solid tumors • First patient dosed in 4Q24 • Phase 1 monotherapy update on dose-escalation expected in 1H26 Mechanism of Action • Molecular glue that degrades RBM39 via E3 ligase adaptor DCAF15 • Disrupts RNA splicing to downregulate cell cycle checkpoints and DDR networks Thesis & Differentiation • RBM39 phenotypically mimics CDK12 and is distinct from CDK13 in Recursion OS • Novel approach to target DDR biology via RBM39 avoids on-target toxicities associated with cell cycle checkpoint inhibitors (e.g., CDK12, WEE1, ATR, ATM, PLK1) • Selective RBM39 degrader with minimal ITGA2 liability to limit thrombocytopenia Unmet Need1 • >100,000 patients with solid tumor or lymphoma experience disease progression while on frontline therapies • Potential to be used as a single agent or in combination with chemo/IO 48 Recursion Approach • Unbiased ML-aided genomics screen to identify biological signature and relate cellular phenotypes • Progressed REC-1245 from target biology to IND-Enabling studies in under 18 months (vs. 42 months in industry2) REC-1245: RBM39 Degrader A highly selective RBM39 degrader for Biomarker-Enriched Solid Tumors and Lymphoma 1. Internal company estimates. Assumes US+EU5 addressable incidence with biomarker-enriched solid tumors and other select histologies. 2. Paul et al, Nat Rev Drug Discov (2010).

# **REC-1245 (RBM39 degrader)**: Platform inferred a functional similarity between RBM39 and CDK12 biology suggesting a novel approach to potential DDR modulation

## Recursion OS Novel Insight



REC-1245
0.1 μM
0.25 μM
1.0 μM
2.5 μM
CDK12
RBM39
CDK13
Similar
Opposite

**Gene: Gene Relationship:** Genetic KO of *RBM39* and *CDK12* found to be phenotypic similar with neither genes demonstrating a relationship to *CDK13* genetic KO

**Gene: Compound Relationship:** REC-1245 demonstrates phenotypic similarity to RBM39 and CDK12 genetic KO but not CDK13, in line with inferred hypothesis

49

1. *Data on File.*

Recursion

# **REC-1245 (RBM39 degrader)**: Robust efficacy/PK/PD in biomarker-positive disease relevant preclinical tumor models – Phase 1 initiated in 4Q24

## Key Preclinical Data[1]

### REC-1245 is highly selective and potent[1]

| Assay | DC Criteria | **REC-1245** |
|---|---|---|
| RBM39 Degradation $DC_{50}$ | <100 nM | |
| CDK12 Kinase | No sig. activity | |
| CEREP Safety Panel | No sig. activity | |
| hERG $IC_{50}$ (μM) | >30 | |
| Oral Bioavailability (%F) | >30 | |

Meets or exceeds criteria | Minor deviation | Major deviation

### REC-1245 has compelling efficacy and PK/PD in preclinical models

**CDX Model**: OVK18[2]



Vehicle
REC-1245 1mpk
REC-1245 3mpk
REC-1245 10mpk
Tumor Volume (mm3)
1,500
1,000
500
0
0
5
10
15
Days post treatment

**PD**: Target Engagement[3]



% RBM39 Degradation
100
80
60
40
20
0
1mpk
3mpk
10mpk

- REC-1245 shows significant monotherapy regressions
- Dose-dependent antitumor activity correlates with PD

1. *Data on File.*
2. *N=8 mice per group in TV portion. REC-1245 administered BID PO.*
3. *PD evaluated after 5 days BID oral of REC-1245 at doses noted; N=3 mice per group in PD portion.*

50

Recursion

# REC-1245 (RBM39 degrader): Study Design and Next Steps

## Development Strategy

DAHLIA Phase 1/2 study design

CURRENT STUDY

**Phase 1**
Dose Escalation (N~55)

RP2D → **Phase 2**
Dose Expansion

**Part A**
- Monotherapy dose-finding

**Part B**
- Monotherapy dose-confirmation

**Key Study Characteristics**

Study objectives:
- Safety/Tolerability
- RP2D
- ORR

Eligibility:
- Select histologies including a biomarker population and R/R lymphomas

### REC-1245 Competitive Profile

- **Highly potent,** potential **First-in-Class** RBM39 degrader (<100nM DC50)
- No significant in vitro safety concerns (CEREP, hERG)
- No significant activity in CDK12 kinase assay
- Minimal ITGA2 liability to **limit thrombocytopenia**
- High oral bioavailability

### Trial Update

- **First patient dosed** in 4Q24
- Trial **active and enrolling** at 5 US sites
- Phase 1 update in dose-escalation in **1H26**

51

*DAHLIA: Study of REC-1245 in Participants with Unresectable, Locally Advanced, or Metastatic Cancer*

Recursion.

# REC-3565*: MALT1 Inhibitor

## A precision designed selective MALT1 inhibitor for B-Cell Malignancies

| | |
|---|---|
| **Program Status** | • Potential **Best-in-Class** MALT1 inhibitor<br>• Phase 1 initiation in B-Cell Malignancies (e.g., chronic lymphocytic leukemia), expected **1H25** |
| **Mechanism of Action** | • **Reversible allosteric MALT1 inhibitor** that can dampen NF-κB signaling<br>• **Selectively** inhibits CLL proliferation with limited impact on T-Cell viability |
| **Thesis & Differentiation** | • **Low UGT1A1 liability** with potential for reduced risk of hyperbilirubinemia<br>• **Potential for reduced liver toxicity and enhanced efficacy** in combination with BTK and BCL2 inhibitors<br>• Low predicted human clearance and **high oral bioavailability** |
| **Unmet Need[1]** | • **Current monotherapy treatments** in B-cell malignancies not curative and prone to resistance<br>• ~41,000 patients with R/R B-cell malignancies (treatable in US and EU5) – targeting CLL combination therapy |

### Recursion Approach

- **AI powered** precision-designed novel molecule using **molecular dynamics and hotspot analysis**
- 344 novel compounds synthesized to candidate ID
- Maintain selectivity and deliver a candidate with lower predicted safety risk in the clinic

1. *Cerner Enviza Treatment Architecture Reports 2023, rounded to nearest 1,000 patients per year.*

52

Recursion

# **REC-3565 (MALT1 inhibitor)**: Minimal UGT1A1 liability vs competitors and significant tumor regression observed in vivo with Phase 1 initiation anticipated in 1Q25

## Key Preclinical Data

### REC-3565 has Best-in-Class potential[1]

| Assay | DC Criteria | Ph 1 large pharma | Ph1 biotech | **REC-3565** |
|---|---|---|---|---|
| MALT1 $IC_{50}$ (nM) | <100 | Minor deviation | Meets or exceeds criteria | Meets or exceeds criteria |
| OCI-Ly3 proliferation IC50 (nM) | <400 | Minor deviation | Meets or exceeds criteria | Meets or exceeds criteria |
| **UGT1A1 IC50 (µM)** | >10 | Major deviation | Major deviation | Meets or exceeds criteria |
| Caco-2 A2B (efflux) $10^{-6}$ cm/s | >5 (<3) | Meets or exceeds criteria | Minor deviation | Meets or exceeds criteria |

Meets or exceeds criteria | Minor deviation | Major deviation

*Development Candidate (DC) Criteria:*

- **MALT1 IC50 nM:** green <100 nM; yellow >100-<300 nM; red>300 nM
- **OCI-Ly3 IC50 nM:** green <400 nM; yellow >400-<1000 nM; red>1000 nM
- **UGT1A1 IC50 uM**: green >10 uM; yellow <10->1 uM; red<1 uM
- **Caco-2 A2B (efflux):** green >5(<3); yellow >1-<5(>3-<10); red <1(>10)

### Single-agent and synergistic activity in vivo[2]

**CDX Model:** OCI-Ly10[2]



Dosing Period
Vehicle
REC-3565
Zanubrutinib
REC-3565 + Zanubrutinib
Tumor Volume (mm³)
2,000
1,500
1,000
500
0
0
5
10
15
20
25
30
35
40
Days post treatment

**70%**

Of mice in combination arm (REC-3565 + zanu) had no palpable tumors 10-days post last dose

- OCI-Ly10 and Rec-1 cells are sensitive to both MALT1i and zanubrutinib *in vitro*
- Administration of REC-3565 as a single agent showed tumor growth regression
- Durable tumor growth regression observed when REC-3565 was combined with zanubrutinib

1. *Data on File.*
2. *Payne et al. ENA, (2024).*

53

Recursion

# **REC-3565 (MALT1 inhibitor)**: Study Design and Next Steps

## Development Strategy

**EXCELERIZE** Phase 1 study design

**Phase 1**
Dose Escalation

Q1 2025

**Part A**
Monotherapy

- N ~30
- R/R B-Cell Malignancies
- REC-3565 PO QD or BID

RD → **Part B**
Combination

**Primary Endpoint:**
- Safety / tolerability
- RD for combination

### REC-3565 Competitive Profile

- **Low** predicted human clearance and **high oral bioavailability**
- **No unexpected** in vitro or in vivo **safety concerns** identified
- **Well tolerated** in rat/dog dose range finding (DRF) studies
- GLP-tox studies completed with **suitable no-observed-adverse-effect level (NOAEL)** enabling clinical trials

### Trial Update

- Trial initiation expected in **1H25**

54

Recursion

# **REC-4539**: LSD1 Inhibitor

## A precision designed unique LSD1 inhibitor with CNS penetrance

| | |
|---|---|
| **Program Status** | • Potential **Best-in-Class** LSD1 inhibitor<br>• **Phase 1 initiation** in SCLC expected **1H25** |
| **Mechanism of Action** | • **Reversible LSD1 inhibitor** that can selectively upregulate NOTCH signaling<br>• Promotes **differentiation of neuroendocrine cancer cells**<br>• **Impairs DNA repair pathways** sensitizing SCLC cells to immune checkpoint inhibitors |
| **Thesis & Differentiation** | • LSD1 inhibitor designed to be **reversible** and **brain penetrant**<br>• **Shorter-predicted half life** versus competitors to manage **on-target toxicity**<br>• **Highly selective** to reduce **off-target toxicity**<br>• Preclinical data shows therapeutic exposures have minimal effects on platelets, suggesting potential **reduced risk of thrombocytopenia** |
| **Unmet Need[1]** | • **>45,000 patients** with treatable Stage III/IV SCLC<br>• Limited treatment options post progression on frontline therapies |

### Recursion Approach

- **Precision design** using **active learning to select most information rich compounds**
- 414 novel compounds synthesized to candidate ID
- Used multiparameter optimization to design a unique candidate combining reversibility with CNS penetration

1. *EvaluatePharma Epidemiology 2023 (US and EU5)*

55

Recursion.

# REC-4539 (LSD1 inhibitor): Sufficient CNS exposures vs competitors and compelling dose-response demonstrated in vivo with Phase 1 initiation anticipated in 1H25

## Key Preclinical Data

### REC-4539 has Best-in-Class potential[1]

| Assay | DC Criteria | Competitor 1 | Competitor 2 | REC-4539 |
|---|---|---|---|---|
| **Brain: Plasma Ratio** | >0.5 | Major deviation | Major deviation | Meets or exceeds criteria |
| MDCK-MDR1 Efflux Ratio (Pgp) | <2 | Minor deviation | Minor deviation | Meets or exceeds criteria |
| Predicted Human Half-life | QD dosing | Major deviation | Major deviation | Meets or exceeds criteria |

Meets or exceeds criteria | Minor deviation | Major deviation

*Development Candidate (DC) Criteria:*

- **Brain:plasma ratio:** green >0.5; red <0.5
- **MDCK-MDR1 efflux ratio (Pgp):** green <2; yellow >2-<10; red >10
- **Predicted half-life:** green <24 hours; yellow 24-48h hours; red >48 hours

### REC-4539 highly efficacious in SCLC xenograft model[2]

**CDX Model**: H1417[2]


Vehicle
REC-4539 0.33mpk
REC-4539 1.1mpk
REC-4539 3.3mpk
Tumor Volume (mm³)
Days post treatment

**Plasma ProGRP**[3]


Plasma proGRP concentration (pg/mL)
Vehicle
0.33mpk
1.1mpk
3.3mpk

- Dose-dependent regression
- Well-tolerated with limited impact on platelet levels

**Trial Update**

- Phase 1 **First Patient Dosed** in SCLC expected in **1H25**

1. *Data on File.*
2. *Payne et al. AACR (2023).*
3. *Data on File.*

56

Recursion

# REC-7735 (PI3Kα H1047R): An AI-designed, highly selective H1047R-targeting PI3K inhibitor designed to enhance therapeutic index*

## Recursion OS: REC-7735 Discovery



Real World
World Model
Learn
Hypothesize
Genomics
Transcriptomics
Phenomics
Proteomics
Automated Synthesis
Automated ADMET
InVivomics
Real-world Patient Data
Multiomics Network Mapping
Target & Pathway Deconvolution
Protein-Ligand Binding Affinity
Generative Molecular Design
pADMET & Property Prediction
In Vivo Toxicity Prediction
Clinical Trial Simulation

**Our Approach:** AI-powered precision design using automated synthesis and generative molecular design intended to mitigate adverse events seen in class

## PI3Kα H1047R

- **>100-fold better selectivity** against WT PI3Kα, 10x-fold better selectivity vs. other WT sparing inhibitors
- **Limited hyperglycemia observed** in vivo at highest doses (vs. STX-478)
- In vivo efficacy **superior to SoC (alpelisib)** and comparable to STX-478
- **CNS penetrant** with low-risk of dose-limiting AEs

57

*Program is currently in candidate profiling / late lead optimization

Recursion

# In vivo: REC-7735* demonstrates preliminary competitive efficacy with limited hyperglycemia versus SoC in preclinical models

CDX Model: PI3Ka H1047R[1]



Dose-dependent tumor regression
Tumor growth
Tumor regression
100
50
0
-50
-100
Doses in mg/kg
QD - Alpelisib & STX
BID - LOXO, REC
****
Control
50
100
37.5
6.25
18.75
37.5
75
SoC Alpelisib
STX
LOXO
REC-7735

Naïve Wildtype Mice[2]



No increase in hyperglycemia markers
Plasma Insulin [ng/ml]
15
10
5
0
****
Control
50
100
37.5
37.5
150
SoC Alpelisib
STX
LOXO
REC-7735

*Program is currently in candidate profiling / late lead optimization

Note: Alpelisib and STX (STX-478) were dosed QD; LOXO (LOXO-783) and REC-7735 were dosed BID. Doses are represented as mg/kg.

1. In vivo CDX Model using T47D (PI3Ka H1047R mutant) cell line. n=10 mice per group. Data represents tumor growth inhibition and regression after 14 days of dosing. Pharmacokinetic (plasma and tumor) and pharmacodynamic (tumor pAKT) data were consistent with the observed tumor growth inhibition and regression.
2. In vivo naive wild-type, non-tumor bearing mice. n=6 mice per group. Data represents plasma insulin after 5 days of dosing. To note, plasma glucose and serum C-peptide, an inflammation marker, showed similar trends.

58

Recursion

Rare disease PIPELINE

# **REC-994**: Superoxide Scavenger

## A safe and well tolerated superoxide scavenger for the treatment of Cerebral Cavernous Malformation (CCM)

| | |
|---|---|
| **Program Status** | • **First therapeutic candidate** advanced to an industry-sponsored Phase 2 trial<br>• **Phase 2 primary endpoint** of safety **met** with similar AE profile across arms<br>• Program update in 2H 2025 |
| **Mechanism of Action** | • **Selective**, orally bioavailable, redox-cycling nitroxide<br>• Promotes the metabolism of ROS to **reduce oxidative stress** within cells<br>• **Stabilizes** endothelial barrier function |
| **Thesis & Differentiation** | • Develop the **first oral therapy** for the treatment of symptomatic CCM<br>• Target the **underlying genetic mechanisms** that drive the disease pathophysiology of CCM |
| **Unmet Need[1]** | • ~360,000 symptomatic CCM patients with **no approved therapies**<br>– **~63,000 patients** harboring **brainstem lesions** and elevated bleeding risk<br>– **~36,000 patients** with **cavernoma-related epilepsy[2,3]** |

### Recursion Approach

- **Unbiased ML-aided** phenotypic drug screen to identify effective therapeutics driving CCM
- In vivo POC demonstrated lesion reductions that were also observed in the Ph2 trial

1. *Prevalence for hereditary and sporadic symptomatic population, Internal company estimates.*
2. *Smith ER. N Engl J Med (2024).*
3. *Horne MA, et al. Lancet Neuro, (2016).*

60

Recursion

Key Preclinical Data1 Reduces lesion number & size in Ccm1 and Ccm22 loss of function (LOF) mouse models Identified REC-994 as potential rescue molecule in phenotype associated with CCM2 loss of function Recursion OS Insight 61 Ccm1 LOF Model REC-994 (Superoxide Scavenger): Preclinical studies showing reduction of lesion burden de-risked the first industry-sponsored Phase 2 study in CCM Ve hi cl e R EC -9 94 0 200 400 600 800 1000 T o ta l L e s io n N u m b e r * Vehicle REC-994 0. 00 0 - 0. 01 4 0. 01 4 - 0. 02 9 0. 02 9 - 0. 05 8 0. 05 8 - 0. 11 5 0. 11 5 - 0. 23 0 0. 23 0 - 0. 46 1 0. 46 1 - 0. 92 2 0. 92 2 - 1. 84 3 1. 84 3 - 3. 68 6 3. 68 6 - 7. 37 3 7. 37 3 - 14 .7 46 14 .7 46 - in f 0 100 200 300 Lesion Size (mm2) A v e ra g e L e s io n s p e r A n im a l Ve hi cl e R EC -9 94 0 200 400 600 800 1000 T o ta l L e s io n N u m b e r * Vehicle REC-994 0. 00 0 - 0. 01 4 0. 01 4 - 0. 02 9 0. 02 9 - 0. 05 8 0. 05 8 - 0. 11 5 0. 11 5 - 0. 23 0 0. 23 0 - 0. 46 1 0. 46 1 - 0. 92 2 0. 92 2 - 1. 84 3 1. 84 3 - 3. 68 6 3. 68 6 - 7. 37 3 7. 37 3 - 14 .7 46 14 .7 46 - in f 0 100 200 300 Lesion Size (mm2) A v e ra g e L e s io n s p e r A n im a l 1. Gibson et al, Circulation (2015) and Data on File. 2. Data not shown.

# REC-994 (Superoxide Scavenger): A randomized, double-blind, placebo-controlled phase 2 trial in symptomatic CCM patients

*Sycamore 994-201*


PART 1
PART 2
Screening & Randomization 1:1:1
Treatment
Follow-up
400mg
N=21
Enrolled
N=62
200mg
N=21
Placebo
N=20
12 Months Treatment Period
QD Dosing
Visits: Days 1 & 2
Months 1, 3, 6, 9 & 12
Extension Study
Ongoing

**Enrollment Criteria**

- MRI-confirmed CCM lesion(s)
- Familial or sporadic
- Symptoms directly related to CCM
- Modified Rankin score ≥1

**Study Objectives**

- **Primary:** Safety and tolerability
- **Secondary:** neurologic disability (mRS), Patient-reported outcomes, disease-associated symptoms, MRI-or CT-related hemorrhagic events, pharmacokinetics
- **Exploratory:** Lesion volume change, Hemosiderin ring changes, and Biomarkers

*Note: No patient enrichment by symptom; No stratification; 13 US sites enrolled in 18 months*
*Note: Secondary and exploratory endpoints not statistically powered*

62

Recursion

REC-994 (Superoxide Scavenger): Baseline characteristics were generally balanced between treatment arms 63 Characteristic Placebo (N=20) REC-994 200 mg (N=21) REC-994 400 mg (N=21) Total (N=62) Age, years 47.1 (15.8) 46.6 (14.5) 48.9 (10.8) 47.5 (13.6) At time of diagnosis, years 37.1 (15.2) 36.7 (20) 40.6 (14.6) 38.1 (16.6) Sex, n (%) Female 14 (70.0) 9 (42.9) 16 (76.2) 39 (62.9) Male 6 (30.0) 12 (57.1) 5 (23.8) 23 (37.1) White race, n (%) 17 (85.0) 18 (85.7) 17 (81.0) 52 (83.9) BMI, kg/m2 28.1 (7.8) 27.6 (5.7) 27.1 (5.7) 27.6 (6.3) CCM Disease Etiology, n (%) Familial 12 (60.0) 13 (61.9) 9 (42.9) 34 (54.8) Sporadic 8 (40.0) 7 (33.3) 12 (57.1) 27 (43.5) Unknown - - - 1 (1.61) Previous symptom related to CCM, n (%) Focal neurological deficit 15 (75.0) 15 (71.4) 13 (61.9) 43 (69.4) Intracerebral hemorrhage 11 (55.0) 14 (66.7) 16 (76.2) 41 (66.1) Headache 12 (60.0) 16 (76.2) 12 (57.1) 40 (64.5) Epileptic seizure 5 (25.0) 4 (19.0) 6 (28.6) 15 (24.2) Genetic mutations, n (%) CCM1 (KRIT1) 6 (30) 7 (33.3) 3 (14.3) 16 (25.8) CCM2 3 (15) 5 (23.8) 5 (23.8) 13 (21) CCM3 (PDCD10) 0 0 2 (9.5) 2 (3.2)

REC-994 (Superoxide Scavenger): No new safety signals observed, with incidence of adverse events comparable across arms 64 Event, n (%) Placebo (N=20) REC-994 200 mg (N=21) REC-994 400 mg (N=21) Total (N=62) Any Treatment Emergent Adverse Event (TEAE) 17 (85.0) 18 (85.7) 15 (71.4) 50 (80.6) TEAEs Grade ≥3 4 (20.0) 7 (33.3) 3 (14.3) 14 (22.6) Any TEAE related to study drug1 2 (10.0) 0 5 (23.8) 7 (11.3) Grade ≥3 TEAE 0 0 0 0 Discontinuation due to TEAE 0 0 0 0 Dose interruption due to TEAE 0 0 0 0 • Most common adverse events reported in at least 10% of participants included: • Covid-19 • Dizziness • Headache • Back pain • Constipation • No SAEs related to study drug • Majority of TEAEs were Grade 1-2 • No treatment-related adverse events that led to discontinuations 1. In the REC-400 mg arm these consisted of dizziness, rash, anemia, nausea and peripheral edema. In the placebo arm these consisted of dizziness and erythema multiforme. Across both arms, TEAEs related to study drug were Grade 1 or 2.

REC-994 (Superoxide Scavenger): 50% of patients on 400 mg achieved a reduction in total lesion volume (LV) 65 All Patients with Baseline and 12-month Scans Placebo (N=18) REC-994 200 mg (N=17) REC-994 400 mg (N=20) Absolute mean change in LV1 per patient 53 mm3 61 mm3 – 457 mm3 Percent change in LV from baseline per cohort 1% 1% – 10% Percent of patients with any reduction in LV 28% 24% 50% Total Lesion Volume at 12 months (ALL patients) 1. Exploratory analysis of change from baseline between treatment and placebo for change in lesion volume (LV) at month 12 for REC-994 200 mg (p=0.912) and REC-994 400 mg (p=0.089) assessed by mixed model for repeated measures (MMRM) analysis.

REC-994 (Superoxide Scavenger): 50% of patients on 400 mg achieved a reduction in total lesion volume (LV) 66 Brainstem only patients with Baseline and 12- month Scans Placebo (N=10) REC-994 200 mg (N=7) REC-994 400 mg (N=12) Absolute mean change in LV1 per patient -23 mm3 123 mm3 – 256 mm3 Percent change in LV from baseline per cohort -0.4% 7.5% -5.6% Percent of patients with any reduction in LV 27% 13% 50% Total Lesion Volume at 12 months (Brainstem only) 1. Exploratory analysis of change from baseline between treatment and placebo for change in lesion volume (LV) at month 12 for REC-994 200 mg (p=0.987) and REC-994 400 mg (p=0.449) assessed by mixed model for repeated measures (MMRM) analysis.

# **REC-994 (Superoxide Scavenger):** Reductions in brainstem lesion volume and resolution in CCM-associated symptoms

- REC-994 was observed to be **safe and well tolerated** with **no treatment related > Grade 3** adverse events
- **REC-994 400 mg** treatment reduced lesion size and volume in CCM patients, including those with brainstem lesions
- REC-994 400 mg **improved clinical function** as seen by **modified Rankin score (mRS),** in CCM patients, including those with brainstem lesions

## Clinical Updates

- Long-term Extension (Part 2) **ongoing**
- All placebo patients in LTE have transitioned to **400 mg QD**
- Program update expected in **2H25**

39-year-old female diagnosed with a **sporadic CCM brainstem lesion**


Baseline
12 months

- **~38% reduction** in baseline lesion volume (-2,630 $mm^3$ absolute lesion volume change)
- **Complete resolution** of moderate/severe CCM symptoms including impaired mobility, headaches, hearing, and blurry vision symptoms

67
Recursion

# **REC-4881:** MEK1/2 Inhibitor

## A highly selective and potent MEK1/2 inhibitor as chemoprevention for Familial Adenomatous Polyposis (FAP)

| | |
|---|---|
| **Program Status** | • **First-in-Disease** and **best-in-class** potential for the treatment of FAP<br>• **Phase 1b** safety and futility analysis (polyp burden) anticipated in **1H25** |
| **Mechanism of Action** | • **Loss of APC** drives FAP disease progression through **aberrant MAPK signaling**<br>• **REC-4881 is a highly potent, non-competitive, allosteric** MEK1 and MEK2 inhibitor<br>• Selectively blocks the activation of ERK (MAPK pathway) |
| **Thesis & Differentiation** | • **Develop the first oral therapy** for the treatment of FAP<br>• Target **underlying genetic mechanisms** that drive the FAP disease progression<br>• Preferential distribution to GI tissues vs competitors which may enable greater activity at lower doses |
| **Unmet Need**[1] | • **No approved systemic therapies and significant unmet need** for ~50,000 FAP patients beyond colectomy<br>– Includes ~7,000[2] **advanced duodenal polyposis** patients in the US at high-risk of developing cancer |

**Recursion Approach**

- **Unbiased ML-aided phenotypic** drug screen in **human cancer cells**
- **Validated findings** in vivo demonstrating significant reductions in polyps and adenomas

1. *US + EU5 diagnosed prevalence of FAP (adult and pediatric), Internal company estimates.*
2. *US addressable patients ≥ 55 years old.*

68

Recursion

Key Preclinical Data1 REC-4881 decreases polyp count and pre-cancerous adenomas • Significantly reduces polyp count at all dose levels, outperforming celecoxib in APCmin/- mouse • Unlike celecoxib, REC-4881 reduces both polyp numbers and % of adenomas • Meaningful efficacy seen at lowest dose tested (1mg/kg) – suggests potential for therapeutic activity at reduced systemic exposures Recursion OS Insight S id e E ff e c t S c o r e 30 25 20 15 10 0 0.5 1.0 1.5 Disease Score REC-4881 0.3 µM Healthy Cells Disease State • AI/ML extracts morphological features to distinguish “diseased” vs. “healthy” states • Compounds co-treated with APC siRNA for 24 hours to find hits that reverse disease state back to healthy in a concentration-dependent manner REC-4881 suppresses disease-inducing effects of APC mutations 69 Mean Polyps Per Group % Pre-Cancerous Polyps REC-4881 (MEK1/2 Inhibitor): Highly selective and potent molecule demonstrated superior in vivo efficacy versus celecoxib 1. Data on File.

# **REC-4881 (MEK1/2 Inhibitor)**: Study Design and Next Steps

## Development Strategy

TUPELO Phase 1b/2 study design

**REC-4881 Phase 1b**
Dose Escalation (N≤12)

- 4mg
- 8mg

*RP2D*

**Phase 2**
Dose Expansion (N=30)

### Key Eligibility

- Confirmed *APC* mutation
- ≥ 55 years old
- Post-colectomy/proctocolectomy
- No cancer present
- Polyps in upper and lower GI

**Study Objectives:**

- Identify RP2D
- Safety/tolerability
- Reduction in polyp burden at week 12

### REC-4881 Competitive Profile

- Early PD data indicates **4 mg dose** is pharmacologically active and well-tolerated
- **Fast Track Designation** in FAP granted by FDA in 2022
- **ODD** in US and EU

### Trial Update

- Futility – reduction in polyp burden; assessed after **10 evaluable** patients at the RP2D
- Phase 1b/2 safety & early efficacy data expected in **1H25**

*TUPELO-FAP: Evaluate The Efficacy, Safety, Pharmacokinetics, And Pharmacodynamics Of REC-4881 in Patients With Familial Adenomatous Polyposis (FAP)*

70

Recursion

# **REV102**: ENPP1 Inhibitor

## A safe and highly selective ENPP1 inhibitor for hypophosphatasia (HPP)

| | |
|---|---|
| **Program Status** | • Potential **first-in-class** and **best-in-class** ENPP1 inhibitor for the treatment of patients with HPP<br>• IND enabling studies expected to initiate in **2025** |
| **Mechanism of Action** | • **Potent ENPP1** inhibitor is a **non-immunogenic** small molecule that restores PPi balance<br>• **Highly selective** ENPP1 inhibitor with low nM potency |
| **Thesis & Differentiation** | • **ENPP1** inhibition **is a genetically validated** target in HPP models<br>• Potential for **first oral disease-modifying therapy (compared to multiple weekly injections)** without dose-limiting adverse events<br>• **Non-immunogenic** small molecule approach offering potentially safer solution than enzyme replacement therapy (ERT)<br>• REV102 offers a **more tolerable and affordable** option to ERTs |
| **Unmet Need[1]** | • **~7,800 diagnosed prevalence** of HPP across US and EU5<br>• Many patients, particularly adults, may have difficulty accessing ERT<br>• Those who can access ERT face high treatment burden and tolerability hurdles<br>• Opportunity to **significantly reduce costs** and **treatment burden** |

### Recursion Approach[2]

- **Precision designed for** both **high potency** and a lifetime of **chronic dosing**
- **Structurally distinct** differences vs competitor ENPP1 inhibitors
- **Maintain selectivity** and deliver a candidate with **high oral bioavailability** in the clinic

1. *HPP prevalence at birth. Mornet et al, 2020.*
2. *Joint Venture with Rallybio*

71

Recursion

72 Data is for REV101 (1st gen tool compound); compound being developed is REV102 L3 Vertebrate (n=5, females) Distal Femur (n=5, males) Significant market opportunity addressing the unmet need across patient subtypes T o d a y Severe form Moderate- and mild form Potential for REV102 ENPP1i to become standard-of-care for juvenile-onset HPP patients and expand the market significantly with improved diagnosis Perinatal/ Infantile Onset (10%) Mild form 82.5% Add REV102 to TNSALP replacement for perinatal / infantile onset and other highly symptomatic patients Diagnosed juvenile-onset patients not actively treated (72%) REV102 Addressable Patient Opportunity Highly sympto- matic Juvenile Onset (18%) ENPP1i monotherapy candidates: 72% ENPP1 + TNSALP replacement combination candidates: 28% w / E N P P 1 i Diagnosed Prevalence of ~2.2k Diagnosed Prevalence of ~5.6k Potential Monotherapy Candidates with prevalence of up to 1/508 Undiagnosed population with non- specific symptoms What’s Next • IND-enabling studies ongoing Market Opportunity1 Bone morphometry 2D analysis of trabecular bones Key Preclinical Data2 PPi lowered by ~30% in adult HPP mice when treated with REV101 Plasma levels of PPi After 100-day dosing WT Mouse Model Adult-onset HPP model REV101-TreatedControlControl REV101-TreatedWildtypeControl REV101-TreatedWildtype Estimated diagnosed prevalence hypophosphatasia patients in US REV102 (ENPP1 Inhibitor): OS insights validated using in vivo mouse model showing significant difference in restoring HPP biomarker that promotes bone mineralization 1. EvaluatePharma; Mornet et al. EUR J Hum Genet (2020); Högler et al. BMC Musculoskelet Disord (2019); Trinity Market Research 2021. 2. Narisawa et al. ASBMR (2024).

# REC-2282: Pan-HDAC Inhibitor

CNS-penetrating pan-HDAC inhibitor for the first oral therapeutic to treat Neurofibromatosis Type 2 (NF2)

| | |
|---|---|
| **Program Status** | • Potential **first-in-disease and best-in-class** therapy for NF2 mutant meningioma<br>• **Data maturing** with PFS6 results expected 1H25 |
| **Mechanism of Action** | • **Orally bioavailable, CNS penetrant, and potent** pan-HDAC inhibitor<br>• **Loss of Merlin** (*NF2*) leads to PI3K signaling and meningioma proliferation REC-2282 indirectly facilitates AKT dephosphorylation by disrupting the PP1-HDAC interaction |
| **Thesis & Differentiation** | • **Develop the first therapeutic** for NF2 meningioma<br>• Highly selective molecule with favorable brain exposure and reduced risk of cardiac toxicity |
| **Unmet Need[1]** | • **No approved therapy for ~33,000** NF2 meningioma patients beyond surgery<br>• Surgery only feasible in a limited number of patients and carries high rate of recurrence[2] |

### Recursion Approach

- Unbiased **ML-aided phenomap insight and drug screen** in human cells
- Identify effective therapeutics that **rescue disease-inducing effects of *NF2*** loss

1. *US + EU5 treatable incidence for all NF2-driven meningiomas.*
2. *Rogers et al. J Neurosurg, (2015).*

73

Recursion

REC-2282 S id e E ff e c t S c o r e Disease Score 0 1.0 30 25 35 20 15 10 5 Disease State Healthy Cells + REC-2282 (months) + Normal diet (months) Recursion OS Insight Key Preclinical Data1 74 Prevents growth & regrowth of NF2-deficient meningioma model in mice REC-2282 demonstrates concentration-dependent reversal of NF2 loss REC-2282 (Pan-HDAC Inhibitor): Identified as a unique HDAC inhibitor in Recursion's unbiased screen modeling NF2 loss-of-function 1. Data on File

Primary Endpoint: • PFS6 Secondary Endpoint: • Safety, ORR REC-2282 Phase 2 Portion Open-label, 2-arm study 24 Patients Allocated 1:1 40 mg 60 mg • MRI-confirmed progressive meningioma • Sporadic meningioma with confirmed NF2 mutation • Familial NF2 meningioma • Have documented progression with past 24 months 75 Development Strategy Phase 2/3 study design Trial Update • Phase 2 PFS data maturing • Futility analysis (PFS6) expected in 1H25 REC-2282 Competitive Profile • Orally bioavailable and CNS penetrant • Fast Track Designation in NF2 granted by FDA in 2021 • ODD in US and EU Key Eligibility REC-2282 (Pan-HDAC Inhibitor): Study Design and Next Steps POPLAR-NF2: Efficacy and Safety of REC-2282 in Patients With Progressive Neurofibromatosis Type 2 (NF2) Mutated Meningiomas

Other areas of high unmet need PIPELINE

# **REC-3964**: *C. difficile* Toxin B Selective Inhibitor

Non-antibiotic selective toxin-inhibitor for the prevention of recurrent *C. difficile* infection (rCDI)

| | |
|---|---|
| **Program Status** | • **First-in-class** therapy for prevention rCDI<br>• **First patient dosed** in the Phase 2 ALDER trial **in 4Q24**<br>• Phase 2 update expected **in 1Q26** |
| **Mechanism of Action** | • **Highly potent**, **orally bioavailable** *C. diff* toxin B (TcdB) selective inhibitor<br>• **Selectively inhibits** catalytic activity of **bacterial** glucosyltransferase |
| **Thesis & Differentiation** | • Develop the **first non-antibiotic oral therapy** that is safe and convenient<br>• **Selectively targets bacterial toxin** while sparing the host to minimize adverse events<br>• Preclinical efficacy demonstrates **superiority** in survival **versus bezlotoxumab** |
| **Unmet Need[1]** | • **~175,000 cases of rCDI** with limited treatment options for high-risk population<br>• Ability to address populations **not eligible** for **FMT** or **microbiome-based therapies** |

**Recursion Approach**

- Unbiased **ML-aided conditional phenotypic** drug screen in **human cells**
- Identified **novel mechanisms** that mitigated the effect of *C. diff.* toxin B treatment

1. *Incidence of addressable US cases of recurrent CDI, Shields et al., Anaerobe (2016).*

77

Recursion

# **REC-3964 (CDI TcdB Inhibitor)**: Identified as potential superior inhibitor compared to SOC in in vitro and in vivo preclinical studies

## Recursion OS Insight

REC-3964 potently inhibits Toxin B with some activity against Toxin A, while bezlotoxumab is specific to Toxin B



Healthy
Sick
Drug
REC-3964
0.1 µM
Disease
State
Healthy
Cells
Side Effect Score Median
Disease Score Median

C. diff toxin B phenotype

Healthy Control

## Key Preclinical Data[1]

REC-3964 significantly extended survival vs. bezlotoxumab alone at the end of treatment (p<0.001, log rank test)



End Of Treatment
End Of Study
Survival (%)
Days Post Infection
Vancomycin
Vehicle
Bezlotoxumab
REC-3964

1. N=10 hamsters per group. C. difficile strain 630, Data on File.

78

Recursion

# REC-3964 (CDI TcdB Inhibitor): Study Design and Next Steps

## Development Strategy

ALDER Phase 2 study design

**REC-3964 Phase 2**
Open-label, 2-arm study


Patients with confirmed CDI
Vancomycin
Orally for 14 days
R
2:1:1
N=80
Patients with symptom resolution
REC-3964
500 mg orally BID
REC-3964
250 mg orally BID
Observational

### Key Eligibility

- High-risk of CDI
- ≥3 bowel movements in 24 hours
- Confirm CDI using EIA (toxin)
- No fulminant CDI
- No history of chronic diarrheal illness due to other causes

**Primary Endpoint:**
- Rate of recurrence

**Secondary Endpoint:**
- Additional efficacy measures
- Safety / tolerability
- PK

### REC-3964 Competitive Profile

- **Highly potent**, orally bioavailable
- Potential **first-in-class** therapy for prevention of rCDI
- First non-antibiotic oral therapy

### Trial Update

- First Patient Dosed in **4Q24**
- Phase 2 update expected in **1Q26**

79

Recursion

# REC-4209: Target Epsilon

## Highly potent and potential First-in-Class medicine for the treatment of Idiopathic Pulmonary Fibrosis (IPF)

| | |
|---|---|
| **Program Status** | • **First-in-class** therapeutic for treatment of IPF<br>• **IND enabling studies ongoing** |
| **Mechanism of Action** | • Reversible, orally bioavailable, and potent Target Epsilon inhibitor<br>• Promotes tissue repair and reverses fibrosis by potentially modulating TGF-ß |
| **Thesis & Differentiation** | • Develop a novel preferred treatment option that is **safe** and **well-tolerated**<br>• **In vitro models suggest** capability of reversing the fibrotic process driving IPF progression |
| **Unmet Need[1]** | • **~130,000** patients with IPF in the US<br>• Approved therapies show **modest slowing of IPF progression**<br>• **No improvement** in **survival** (mOS 3-5 years) or **quality of life** with current treatments |

### Recursion Approach

- Unbiased **ML-powered phenomap drug screen** in human cells
- Identify **novel mechanisms** that reversed the differentiation of fibrocytes

80

1. *Global Data, Internal company estimates on IPF prevalence, Collard et al., Chest (2014).*

Recursion

Recursion OS Insights1 • REC-4209 at low doses reduces total lung collagen by 45% to 60% versus vehicle mice Control Vehicle 0.03 0.1 0.3 0 1,000 2,000 3,000 4,000 5,000 Total Lung Collagen Lu n g O H P ( u g/ lu n g)Disease State (Fibrocytes) Control State (Pentraxin-2) Normal Lung + REC-4209 Fibrotic Lung IC50 = 104nM Key Preclinical Data2 81 REC-4209 mg/kg (PO, BID) + Bleomycin What’s Next • IND-enabling studies ongoing **** In Vitro Fibrocyte Rescue Assay REC-4209 (Target Epsilon): Identified as a novel mechanism in Recursion's screen with compelling preclinical efficacy demonstrated in bleomycin lung fibrosis mouse model 1. Data on File. 2. Groups (n=10 per group; n=6 in control) compared against Vehicle. ****p<0.0001; one-way ANOVA with Tukey’s multiple comparison test. Data reflects mean ± 95% CI.

Partnerships & Data Strategy Details APPENDIX

83 • Up to or exceeding $300M in possible program milestones for up to 40 programs • One program and one map already optioned • Mid- to high-single digit tiered royalties on net sales • $30M upfront and $50M equity investment • Increased per program milestones which may be up to $1.5B in aggregate for up to 7 oncology programs • Low- to mid-single digit royalties on net sales • Recursion owns all algorithmic improvements • First beta-user of LOWE • $100M upfront with the potential of $5.2B in total milestones plus high-single digit to mid-teen tiered royalties • Up to 15 novel small molecule candidates across oncology and immunology • New discovery stage program added identified and initially advanced by Exscientia in Dec. 2023 • 3 programs advanced through initial milestones • $20M upfront at initiation for three projects with up to $674M in discovery, development, regulatory and sales-based milestones • Mid-single to low-double digit tiered royalties Announced Dec. 2021 Announced Jan. 2022 Announced Sept. 2023 Announced Sept. 2020 Updated Nov. 2023 Exciting scientific collaborations span biopharma, tech & data Therapeutic discovery partnerships Trademarks are the property of their respective owners and used for informational purposes only.

# Exciting scientific collaborations span biopharma, tech & data

Platform, technology, and data partnerships

## Computation and ML/AI

**NVIDIA**
Announced July 2023

- **$50M equity investment**
- Partnership on **advanced computation** (e.g., foundation model development)
- **Priority access** to compute hardware or **DGXCloud Resources**
- **BioHive-2**: helped design and build **next generation supercomputer**

**Google Cloud**
Announced Oct. 2024

- Includes exploring generative AI capabilities (including **Gemini models**) and driving improved search and access with **BigQuery**
- Scaled compute resources, improved management of petabytes of RX data, and continued data privacy and security support
- OpenPhenom S/16 model available on Google Cloud

## Real-world data access

**TEMPUS**
Announced Nov. 2023

- **Preferential access to >20 PBs of real-world, multi-modal oncology data**, including DNA & RNA sequencing and clinical outcome data for >100,000 patients
- Ability to train **causal AI models** with utility in **target discovery, biomarker development & patient selection**
- **Opportunity to accelerate clinical trial enrollment** through broad clinical network

**Helix**
Announced May 2024

- Access to hundreds of thousands of de-identified records, including Helix's Exome+(R) **genomics & longitudinal health data**, to train **causal AI models** and design **biomarker & patient stratification strategies** across broad disease areas

## Cheminformatics and chemical synthesis

**Enamine**
Announced Dec. 2023

- Utilizes Recursion's **predicted protein-ligand interactions for ~36B compounds** from Enamine's REAL Library
- Aim to generate **enriched screening libraries** & co-brand customer offerings

84

*Trademarks are the property of their respective owners and used for informational purposes only.*

Recursion.